UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Western Alliance Bancorporation
(Name of registrant as specified in its charter)

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O V E R V I E W 2 0 12

Western Alliance Bancorporation Condensed Consolidated Statements of Income (Unaudited) ($ in thousands, except per share amounts) 2011 2010 Interest Income $296,591 $281,813 Interest Expense 38,923 49,260 Net Interest Income 257,668 232,553 Provision for Credit Losses 46,188 93,211 Net Interest Income after Provision 211,480 139,342 Non Interest Income 34,457 46,836 Non Interest Expense 195,598 196,758 Income before Income Taxes 50,339 (10,580) Income Taxes 16,849 (6,410) Net Income from continuing operations 33,490 (4,170) Loss from discontinued operations (1,996) (3,025) Net Income/(loss) $31,494 $(7,195) Less: Dividends & Accretion on Preferred Stock 16,206 9,882 Net Income Available to Common Shareholders 15,288 (17,077) Shares used to compute diluted earnings per common share 81,183 75,083 Net Income per common share, diluted $0.19 $(0.23) Condensed Consolidated Balance Sheet (Unaudited) ($ in thousands) 2011 2010 Assets Cash and Cash Equivalents $155,000 $217,000 Securities 1,491,000 1,273,000 Loans, net 4,681,000 4,130,000 Other Assets 518,000 574,000 Total Assets $6,845,000 $6,194,000 Liabilities and Equity Deposits $5,659,000 $5,338,000 Borrowings 353,000 73,000 Other liabilities 196,000 181,000 Total Liabilities $6,208,000 $5,592,000 Shareholders’ Equity 637,000 602,000 Total Liabilities and Equity $6,845,000 $6,194,000

Dear Clients, Shareholders and Friends of Western Alliance, Eighteen years ago, we embarked on a mission to be the “Bank of Choice” for the business and professional community in the markets we would serve. To do so, we would fi ll a growing need by providing a broad array of products and services coupled with superior service by seasoned local relationship managers. As our industry and the economy have changed, this proposition has proven to be more valued every year. In 2011, we continued to increase our market share with total deposits growing to $5.6 billion and the origination of a record $1.2 billion in loans. Being a trusted and consistent resource is the linchpin of our relationships. Since our inception, through both good and bad economies, we have been an active and trusted lender to businesses, professionals, not-for-profi t organizations and individuals. We take great pride in providing customers with fi nancing to help them succeed and in meeting our responsibility to move our local economies forward. In terms of service, we place a high value on being nimble and proactive. We are proud to have an entrepreneurial culture and organizational structure that gives our clients access to senior decision makers and lenders who are empowered to be responsive and solutions-driven. We reward top customer service and everyone takes pride in “going the extra mile”. We are fortunate that this philosophy and track record have enabled us to attract Best in Class talent which will continue to enhance our expertise, and advance our capabilities and leadership. Over the coming year, we will be expanding our locations as well as enhancing our product and service capabilities. In 2011, Western Alliance returned to profi tability, earning $31.5 million or $0.19 per share. Strong loan and deposit growth drove record revenue for 2011. Improving asset quality coupled with effective cost management furthered the company’s return to profi tability. Our robust net loan growth ($540 million), increasing deposits ($321 million), and expense management have provided strong earnings momentum heading into the new year. As we begin 2012, we look forward to continuing our role as a team player in helping our customers succeed and the economy move forward. We are grateful for the loyalty of our customers, the expertise and support ofour Directors, and the hard work and dedication of our employees. Robert Sarver Kenneth A. Vecchione Chairman and Chief Executive Offi cer President and Chief Operating Offi cer

Loans $ in millions 7.1% CAGR* 2011 4,780 2010 4,241 2009 4,080 2008 4,096 2007 3,633 * Compounded Annual Growth RateDeposits $ in millions 12.4% CAGR* 2011 5,659 2010 5,338 2009 4,722 2008 3,652 2007 3,547 * Compounded Annual Growth Rate

Market Share Ranking Deposits: $ in millions Among Among 6/30/2011 Locally All Banks WAL Chartered In State Market Deposits Offi ces Banks Arizona $1,258 9 #2 #7 Nevada $2,952 18 #2 #4 San Diego $1,050 7 #4 #9 Capital Ratios 12/31/2011 Under Current Rules Under 2013 Rules (Basel III) Actual 12.2% Actual 9.8% Required 5.0% Required 3.5% Increases to 7% in 2019 Tier 1 Leverage Tier 1 Capital Western Alliance Bancorporation headquarters CityScape Lobby, Phoenix, Arizona

Western Alliance: Strong and Growing

“Western Alliance is now the 83rd largest publicly-held banking company in the United States with assets of $6.8 billion.” — Dale Gibbons, Chief Financial Officer, WAL The Western Alliance Difference. History In 1994, Western Alliance A Single Point of Contact. At Western Alliance banks, clients have a Bancorporation began a dedicated relationship manager who oversees their entire relationship for mission to become a leading both business and personal banking needs. Clients benefit from a banker financial institution in the who truly knows them. No ‘800 numbers’ to reach bankers in Southwest by filling a growing remote locations. need of commercial customers for a bank that could combine Responsive Decision Making. Western Alliance bankers understand the the responsive, relationship-significant value of time in responding to their customers. As such, the bank based service of a community is structured to make prudent lending decisions locally in a fast-changing bank with the broad capabilities environment. of a national institution. Western Alliance has worked to fulfill Robust Lending Capacity and Services. With a large lending capacity, this mission, earning customer and expertise in our markets, Western Alliance is able to provide a superior loyalty and growing market share. level of flexibility and options. Additionally, a client’s total banking relationship Western Alliance became a can be managed locally with a full range of deposit, treasury management, publicly-held company in June merchant and personal banking services. 2005 and is traded on the New York Stock Exchange Access to Senior Management. At Western Alliance, senior management (NYSE: WAL). meets regularly with clients and takes an active role in discussing their needs and individual situation.

"A trusted, reliable resource for our customers — Western Alliance originated a record $1.2 billion in new loans in 2011." — Robert McAuslan, Chief Credit Officer, WAL

"Having a lender with a deep knowledge of commercial real estate in this market was a great benefit to us. They take the time to listen and are truly solutions-driven." — Mark Hansen, Owner, Santé of North Scottsdale

With some of the most experienced lenders in our markets, Western Alliance has earned a reputation for delivering successful financing solutions particularly where the requirements may be complex and the deadlines are time-sensitive. New loan requests receive a prompt initial assessment and relationship managers stay in continuous contact with clients to ensure timely decisions.

Lending

- Commercial real estate loans
- Commercial and industrial loans
- Equipment finance/leasing
- SBA 504 and 7A loans
- Asset-based lending
- Medical/professional loans
- Letters of Credit
- Participations and syndications
- Revolving lines of credit
- Public finance



Santé of North Scottsdale

Alliance Bank of Arizona provided a $13.1 million real estate loan for the construction and permanent financing of Santé of North Scottsdale, a luxury, short-term rehabilitation facility. The new center will employ 150 full and part-time staff and include a full range of resort-level amenities including luxury private suites, restaurant-style dining, and indoor and outdoor therapy facilities. The North Scottsdale location is one of four facilities in Arizona. *p.7, l to r: Ericka LeMaster, Vice President, Commercial Real Estate Lending, Alliance Bank with Santé Owner Mark Hansen.*

6

SANTE OF NORTH SCOTTSDALE

“The bank’s responsiveness and accessibility have been the key ingredients in making our aggressive expansion plans happen in 2011. As a result, we purchased a new headquarters building and opened eight new locations hiring 400 employees.” — Joe Ciolli, Owner, Grimaldi’s The Bank of Choice for Business —The Importance of Relationships. Small Business Banking. Local business owners depend on bankers who understand them and the market conditions they operate in. Western Alliance bankers are seasoned professionals, many with more than 15 years of experience as commercial bankers in the communities they serve and are active in local business and trade associations. 2011 Recipient of Greenwich Small Business Banking Excellence Award for overall satisfaction in the West – Bank of Nevada SBA 504 Top Ranked Community Bank Lender, San Diego County, seven consecutive years – Torrey Pines Bank Grimaldi’s SBA Preferred Lender – Alliance Bank of Arizona Partnering with Alliance Bank in 2011 enabled Corporate Banking. Corporate banking clients require a bank that Grimaldi’s owner Joe Ciolli to achieve his plan for an eight-location expansion of his famous pizzeria can not only provide the comprehensive services of large national banks, restaurants and the purchase of a new company but the ability to respond quickly to challenging situations and deadlines. headquarters. Famous for its Brooklyn-style A relatively flat organizational structure allows Western Alliance bankers pizza, Grimaldi’s creates its award-winning pizza to work directly with senior management and the client to facilitate from signature coal-burning ovens and custom solutions and timely decisions. water pumping systems to emulate the water used at the original pizzeria. Grimaldi’s continues to grow nationally and operates 25 locations Treasury Management Services in Arizona, Texas, Nevada and Florida. p.9, l to r: Kelley Deal, Vice President, Commercial Lending, E-deposit Remote Capture Service Alliance Bank with Joe Ciolli, Owner, Grimaldi’s Lockbox Pizzeria. Small Business and Corporate Online Banking ACH Services Positive Pay Cash Vault Sweep Accounts Zero Balance Accounts Merchant Services Trusteer Fraud Protection

GRIMALDI’S

“We were delighted to find a bank that is both strong and dedicated to superior service – with a banker who is personally engaged and proactive about our business.” — Tom Girardi, Girardi | Keese Specialized Solutions for Professional Practices and Organizations. Legal JURIS Banking Program. Western Alliance bankers offer the JURIS banking program to attorneys and law firms to maximize cash efficiency, provide financing, and other services including escrow deposit accounts, IOLTA accounts, and personal banking. Physicians/Healthcare Banking. The demands of the fast-changing healthcare industry require having a banker who understands the challenges and opportunities for practices and related healthcare businesses Western Alliance bankers work closely with physicians and other healthcare professionals to assist in navigating through the changing dynamics — offering proactive solutions, such as equipment finance tax incentives. Community Associations. Managing the financial needs of community management companies and associations takes specialized knowledge and services. Alliance Association Financial Services offers deposit, treasury management and financing services especially tailored to the unique needs of this industry. Not-for-Profit Organizations. Western Alliance bankers recognize that running a not-for-profit organization is unlike running any other type of business. Managing cash flows, financing requirements, and creating business plans need specialized approaches and can involve significant investment in time and resources. Western Alliance has always welcomed the opportunity to share its expertise in helping these organizations achieve their goals. Public Finance. Western Alliance provides deposit and lending services, including secure deposit products, placements of debt issuance, equipment finance and other lending options. WAL public finance and treasury management professionals are well versed in municipal deposit and credit requirements with solutions to meet the challenges local governments face in today’s economic environment. Warehouse Mortgage Lending. Western Alliance provides warehouse lines of credit to Independent Mortgage Bankers throughout the western United States. WAL has the industry expertise and line capacity of a large institution while maintaining close relationships, with the technology and specialized staff required to deliver superior customer service. Girardi | Keese Lawyers Most popularly known for representing Erin Brockovich in the famous landmark legal case, Tom Girardi is one of the leading trial attorneysin the United States. Girardi Keese attorneyshandle a wide variety of cases representing theinjured from personal injury to business litigation,from intellectual property to product liability. A client of Torrey Pines Bank, the 46-year old firm of Girardi Keese is based in Los Angeles with 30 attorneys. p.11, l to r: Paul Donaldson, Division President, Torrey Pines Bank with Tom Girardi, Girardi Keese. Deposit Services Checking, Savings, Money Market accounts Online Banking and Bill Pay Services Certificates of Deposit WALTree Money Market accounts and CD’s (up to 3x FDIC insurance of a single bank) CDARS Program Attorney Trust Accounts (IOLTA) Escrow Deposit Services

GIRARD I KEESE

“My father taught me 40 years ago that when you work and prosper in a community, you have an obligation to give back.” — Robert Sarver, Chairman and CEO Community Partnerships Western Alliance plays an active role in working to enhance the quality of life from affordable housing programs, to educational initiatives and the arts. Through grants, sponsorships and thousands of employee volunteer hours each year, over 200 organizations are supported to improve life for individuals and families in local communities. Community Housing Works – El Norté, Escondido, CA In partnership with local and national agencies, Torrey Pines Bank works regularly to assist in the financing of affordable housing and mixed use projects. The bank’s line of credit to CHW helped the non-profit acquire the site for El Norté, an affordable housing project in Escondido, CA. The Bank also secured a grant of $350,000 through its membership in the Federal Home Loan Bank of San Francisco to assist with development costs, which includes units reserved for homeless veterans. Photo: Sue Reynolds, President, Community Housing Works on site with Vince Kingsley, Senior Vice President, Torrey Pines Bank. CARE Chest – Reno, NV First Independent Bank is an active partner with CARE Chest, a local Reno-based not-for-profit organization, in helping to provide affordable financing for medical equipment and improvements to vehicles and homes to make them more accessible to those in need. Founded in Reno in 1990, CARE Chest is recognized by area hospitals and social service agencies as a vital medical resource serving low-income, uninsured people throughout Northern Nevada. From its beginning as a grassroots effort by three local pharmacists to recycle medical equipment, more than 93,000 people have relied on CARE Chest. Photo: CARE Chest headquarters, Reno, Nevada. Green Schoolhouse Series – Phoenix, AZ The first sustainable “green” school build of its kind is being developed by a consortium of corporate donors, professional and community volunteers under a special program, The Green Schoolhouse Series. The Roadrunner Elementary School project, funded in part by Alliance Bank, is the first of a series of projects to be built throughout the United States. Alliance Bank staff also participates in the school’s volunteer activities on an ongoing basis. Photo: Karen Menaugh, Principal, with students at recess. The Smith Center for the Performing Arts The Smith Center for the Performing Arts opened in Las Vegas in March 2012, the result of nearly 20 years of planning and a public-private sector partnership that created a world-class performing arts center in the world’s entertainment capital. Bank of Nevada is proud to be one of the financial partners that assisted in providing financing for this new iconic landmark, designed to serve the greater Las Vegas community through cultural entertainment and educational enrichment. p.13, l to r: Richard Johnson, Vice President and Chief Financial Officer, The Smith Center for the Performing Arts and Rachelle Crupi, Executive Vice President, Bank of Nevada.

THE SMITH CENTER FOR THE PERFORMING ARTS

WESTERN ALLIANCE BANCORPORATION

Board of Directors



Robert Sarver
Chairman and
Chief Executive Officer
Western Alliance
Bancorporation



Kenneth A. Vecchione
President and
Chief Operating Officer
Western Alliance
Bancorporation



Bruce Beach
Chairman
Western Alliance Bank
Chairman and CEO
Beach Fleischman & Co.



William S. Boyd
Executive Chairman
of the Board
Boyd Gaming
Corporation



Marianne Boyd Johnson
Executive Vice President
and Vice Chairman
of the Board
Boyd Gaming Corporation



Steven J. Hilton
Chairman and Chief
Executive Officer
Meritage Homes
Corporation



Cary Mack
Chairman
Torrey Pines Bank
Principal
Managing Director
Southwest Value
Partners



Todd Marshall
Chairman of the Board
Marshall Retail Group



M. Nafees Nagy, MD
President
Nevada Cancer Center



James E. Nave, DVM
Owner
Tropicana Animal
Hospital



John P. Sande, III
Attorney/Partner
Jones Vargas



Donald Snyder
Chairman
Bank of Nevada
Dean
Harrah College of
Hotel Administration
University of Nevada,
Las Vegas



Sung Won Sohn, PhD
Smith Professor of
Economics
California State University CI

Executive Management Committee



Robert Sarver
Chairman and
Chief Executive Officer



Kenneth A. Vecchione
President and
Chief Operating Officer



Gerald Cady
Executive Vice President
California Administration



Duane Froeschle
Executive Vice President
Credit Administration



Dale Gibbons
Executive Vice President
Chief Financial Officer



Bruce Hendricks
Executive Vice President
Southern Nevada
Administration



James H. Lundy
Executive Vice President
Arizona and Northern
Nevada Administration



Robert McAuslan
Executive Vice President
Chief Credit Officer



Dennis Rygwalski
Executive Vice President
Technology and
Operations



Pat Taylor
Executive Vice President
Chief Risk Officer



Randall Theisen
Senior Vice President
General Counsel



Merrill Wall
Executive Vice President
Chief Administrative
Officer

14

Locations


NORTHERN NEVADA
First Independent Bank
7 LOCATIONS
NEVADA
BAY AREA
3 LOCATIONS
SOUTHERN NEVADA
Bank of Nevada
11 LOCATIONS
CALIFORNIA
Torrey Pines Bank
NORTHERN ARIZONA
2 LOCATIONS
ARIZONA
LOS ANGELES
2 LOCATIONS
Alliance Bank of Arizona
SAN DIEGO COUNTY
7 LOCATIONS
METRO PHOENIX
5 LOCATIONS
TUCSON
2 LOCATIONS

***Western Alliance Bancorporation** is a regional bank holding company that provides financial products and services through its subsidiaries to businesses, entrepreneurs, professionals, not-for-profit organizations, high net worth individuals and other consumers. Western Alliance has consolidated assets of $6.8 billion and is traded on the New York Stock Exchange (NYSE:WAL).*

Alliance Bank of Arizona

Bank of Nevada

First Independent Bank

Torrey Pines Bank

Shine Investment Advisory Services

Western Alliance Equipment Finance

Alliance Bank of Arizona and First Independent Bank are divisions of Western Alliance Bank. Bank of Nevada, Torrey Pines Bank, Western Alliance Bank, Western Alliance Equipment Finance and Shine Investment Advisory Services are affiliates of Western Alliance Bancorporation. Bank of Nevada, Torrey Pines Bank and Western Alliance Bank are members FDIC.

Member FDIC

15

OFFICES

Alliance Bank of Arizona
alliancebankofarizona.com

Cityscape Office
One E. Washington St., Ste. 100
Phoenix, AZ 85004
(602) 629-1776
Rob Gramhill, SVP

Biltmore Park Office
2701 E. Camelback Rd., Ste. 110
Phoenix, AZ 85016
(602) 952-5400
Matt Gilbreath, VP

Flagstaff Office
214 E. Birch Ave.
Flagstaff, AZ 86001
(928) 214-3400
Sherri Slayton, SVP

Mesa Office
1110 E. Baseline Road
Mesa, AZ 85204
(480) 609-2900
Dee Burton, SVP

Midtown Office
2901 N. Central Ave., Ste. 100
Phoenix, AZ 85012
(602) 629-1700
Kelly Conner, SVP

Scottsdale Office
7373 N. Scottsdale Rd.
Scottsdale, AZ 85253
(480) 998-6500
Joan Lessner, SVP

Sedona Office
6486 Highway 179, Ste. 110
Sedona, AZ 86351
(928) 284-2380
Carol Schlim-Thomason, VP

Swan Office
4703 E. Camp Lowell Dr.
Tucson, AZ 85712
(520) 784-6000
Duane Froeschle, Pres.

Williams Centre Office
200 S. Craycroft Rd.
Tucson, AZ 85711
(520) 322-7700
Pat Simmons, SVP

Bank of Nevada
bankofnevada.com

West Sahara Office
2700 W. Sahara Ave.
Las Vegas, NV 89102
(702) 248-4200
Lori Harrison, EVP

Aliante Office
6915 Aliante Pkwy.
North Las Vegas, NV 89084
(702) 856-7140
Mark Larson, EVP

Centennial Hills Office
8505 W. Centennial Pkwy.
Las Vegas, NV 89149
(702) 856-7160
Jeff Nicholl, SVP

Durango Office
3985 S. Durango Dr.
Las Vegas, NV 89147
(702) 363-5140
Sarah Guindy, EVP

Grand Central Pkwy. Office
100 City Pkwy., Ste. 120
Las Vegas, NV 89106
(702) 696-6700
Lori Harrison, EVP

Henderson Office
2890 N. Green Valley Pkwy.
Henderson, NV 89014
(702) 451-0624
Daline Januik, EVP

Hualapai Office
1115 S. Hualapai Way
Las Vegas, NV 89117
(702) 856-7100
Rachelle Crupi, EVP

Lake Mead Office
7251 W. Lake Mead Blvd., Ste. 108
Las Vegas, NV 89128
(702) 240-1734
Mark Larson, EVP

Mesquite Office
11 Pioneer Blvd.
Mesquite, NV 89027
(702) 346-6600
Dan Wright, SVP

Siena Heights Office
10199 S. Eastern Ave.
Henderson, NV 89052
(702) 940-8500
Kathy Taylor, SVP

Stephanie Office
221 N. Stephanie St.
Henderson, NV 89074
(702) 939-5700
Wanda Shumar, VP

First Independent Bank
firstindependentnv.com

Kietzke Office
5335 Kietzke Lane
Reno, NV 89511
(775) 828-2000
Mike Hix, SVP

Carson City Office
1818 E. College Pkwy.
Carson City, NV 89706
(775) 682-4747
Greg Nixon, VP

Fallon Office
2061 W. Williams Ave.
Fallon, NV 89406
(775) 423-9586
Robby Johnston, VP

Spanish Springs Office
381 Los Altos Pkwy.
Sparks, NV 89436
(775) 626-9400
Tania Violette, VP

Sparks Industrial Office
980 S. McCarran Blvd.
Sparks, NV 89431
(775) 358-1300
Andrea Cantlon, VP

Sparks Marina Office
725 Sparks Blvd.
Sparks, NV 89434
(775) 358-8400
Kathy Flamm, VP

Robb Drive Office
6290 Sharlands Ave.
Reno, NV 89523
(775) 746-3000
Michele Trombly, SVP

Torrey Pines Bank
torreypinesbank.com

Carmel Valley Office
12220 El Camino Real, Ste. 110
San Diego, CA 92130
(858) 523-4600
Tom Woolway, SVP

Beverly Hills Office (opening 3/12)
9355 Wilshire Blvd.
Beverly Hills, CA 92101
(818) 515-2997
Kathleen Chapman, SVP

Carlsbad Office
2760 Gateway Rd.
Carlsbad, CA 92009
(760) 444-8400
Don Schempp, SVP

Kearny Mesa Office
9280 Clairemont Mesa Blvd.
San Diego, CA 92123
(858) 259-5300
Vince Kingsley, SVP

Golden Triangle Office
4350 Executive Dr., Ste. 130
San Diego, CA 92121
(858) 523-4688
Burt Brigida, SVP

La Mesa Office
8379 Center Dr.
La Mesa, CA 91942
(619) 233-2555
Chris Grassa, SVP

Los Altos Office
20 First St.
Los Altos, CA 94022
(650) 469-1700
Al Diaz, VP

Los Angeles Office
One Bunker Hill, 601 W. 5th Ave.
Los Angeles, CA 90071
(213) 362-5200
Paul Donaldson, Division Pres.

Oakland Office
1951 Webster St.
Oakland, CA 94612
(510) 899-7500
Wil Mendoza, SVP

Piedmont Office
1337 Grand Ave.
Piedmont, CA 94610
(510) 899-7530
Margaret Lowell, VP

San Diego Office
550 West C St., Ste. 100
San Diego, CA 92101
(619) 233-2500
Robert McNamara, SVP

Symphony Towers Office
750 B St., Ste. 100
San Diego, CA 92101
(619) 233-2200
Francesca Castagnola, SVP

Alliance Association Financial Services
aafin.com

2700 W. Sahara Ave.
Las Vegas, NV 89102
(888) 734-4567

Western Alliance Equipment Finance
westernallianceef.com

One E. Washington St., Ste. 650
Phoenix, AZ 85004
(602) 797-3690

Shine Investment Advisory Services, Inc.*
shineinvestments.com

9892 Rosemont Ave., Ste. 100
Lone Tree, CO 80124
(303) 740-8600

** Wealth management services offered by Shine Investment Advisory Services are:*

not FDIC insured	may lose value	not bank guaranteed

16

WA

One East Washington Street Phoenix, AZ 85004 (602) 389-3500 westernalliancebancorp.com Alliance Bank of Arizona and First Independent Bank are divisions of Western Alliance Bank. Bank of Nevada, Torrey Pines Bank and Western Alliance Bank are affiliates of Western Alliance Bancorporation and are members FDIC. ©2012 Western Alliance Bancorporation 03/12 Cert no. SCS-COC-001210